Pension and Post-Retirement and Post-Employment Benefits	12 Months Ended
Dec. 31, 2014
Text Block [Abstract]
Pension and Post-Retirement and Post-Employment Benefits

15. PENSION AND POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS

Hydro One has a defined benefit pension plan, a supplementary pension plan, and post-retirement and post-employment benefit plans. The defined benefit pension plan (Pension Plan) is contributory and covers all regular employees of Hydro One and its subsidiaries, except employees of Hydro One Brampton Networks and Norfolk Power. Employees of Hydro One Brampton Networks and Norfolk Power participate in the OMERS plan. The supplementary pension plan provides members of the Pension Plan with benefits that would have been earned and payable under the Pension Plan but for the limitations imposed by the Income Tax Act (Canada). The supplementary pension plan obligation is included with other post-retirement and post-employment benefit obligations on the Consolidated Balance Sheets.

The OMERS Plan

Hydro One contributions to the OMERS plan for the year ended December 31, 2014 were $2 million (2013 – $2 million). Company contributions payable at December 31, 2014 and included in accrued liabilities on the Consolidated Balance Sheets were less than $1 million (2013 – less than $1 million). Hydro One contributions do not represent more than 5% of total contributions to the OMERS plan, as indicated in OMERS’ most recently available annual report for the year ended December 31, 2013.

At December 31, 2013, the OMERS plan was 88.2% funded, with an unfunded liability of $8,641 million. This unfunded liability could result in future payments by participating employers and members. Hydro One future contributions could be increased substantially if other entities withdraw from the plan.

Pension Plan, Post-Retirement and Post-Employment Plans

The Pension Plan provides benefits based on highest three-year average pensionable earnings. For new management employees who commenced employment on or after January 1, 2004, and for new Society of Energy Professionals-represented staff hired after November 17, 2005, benefits are based on highest five-year average pensionable earnings. After retirement, pensions are indexed to inflation.

Company and employee contributions to the Pension Plan are based on actuarial valuations performed at least every three years. Annual Pension Plan contributions for 2014 of $174 million (2013 – $160 million) were based on an actuarial valuation effective December 31, 2013 (2013 – effective December 31, 2011) and the expected level of pensionable earnings. Estimated annual Pension Plan contributions for 2015 and 2016 are approximately $174 million and $175 million, respectively, based on the actuarial valuation as at December 31, 2013 and projected levels of pensionable earnings. Future minimum contributions beyond 2016 will be based on an actuarial valuation effective no later than December 31, 2016. Contributions are payable one month in arrears. All of the contributions are expected to be in the form of cash.

Hydro One recognizes the overfunded or underfunded status of the Pension Plan, and post-retirement and post-employment benefit plans (Plans) as an asset or liability on its Consolidated Balance Sheets, with offsetting regulatory assets and liabilities as appropriate. The underfunded benefit obligations for the Plans, in the absence of regulatory accounting, would be recognized in AOCI. The impact of changes in assumptions used to measure pension, post-retirement and post-employment benefit obligations is generally recognized over the expected average remaining service period of the employees. The measurement date for the Plans is December 31.

	Pension Benefits		Post-Retirement and Post-Employment Benefits
Year ended December 31 (millions of Canadian dollars)	2014	2013	2014	2013
Change in projected benefit obligation
Projected benefit obligation, beginning of year	6,576	6,507	1,531	1,459
Current service cost	145	170	41	40
Interest cost	312	278	73	63
Reciprocal transfers	—	1	—	—
Benefits paid	(319)	(317)	(45)	(44)
Net actuarial loss (gain)	821	(63)	(18)	13

Projected benefit obligation, end of year	7,535	6,576	1,582	1,531

Change in plan assets
Fair value of plan assets, beginning of year	5,731	4,992	—	—
Actual return on plan assets	703	887	—	—
Reciprocal transfers	—	1	—	—
Benefits paid	(319)	(317)	—	—
Employer contributions	174	160	—	—
Employee contributions	35	30	—	—
Administrative expenses	(25)	(22)	—	—

Fair value of plan assets, end of year	6,299	5,731	—	—

Unfunded status	1,236	845	1,582	1,531

Hydro One presents its benefit obligations and plan assets net on its Consolidated Balance Sheets within the following line items:

	Pension Benefits		Post-Retirement and Post-Employment Benefits
December 31 (millions of Canadian dollars)	2014	2013	2014	2013
Accrued liabilities	—	—	49	43
Pension benefit liability	1,236	845	—	—
Post-retirement and post-employment benefit liability	—	—	1,533	1,488

Unfunded status	1,236	845	1,582	1,531

The funded or unfunded status of the pension, post-retirement and post-employment benefit plans refers to the difference between the fair value of plan assets and the projected benefit obligations for the Plans. The funded/unfunded status changes over time due to several factors, including contribution levels, assumed discount rates and actual returns on plan assets.

The following table provides the projected benefit obligation (PBO), accumulated benefit obligation (ABO) and fair value of plan assets for the Pension Plan:

December 31 (millions of Canadian dollars)	2014	2013
PBO	7,535	6,576
ABO	6,887	5,998
Fair value of plan assets	6,299	5,731

On an ABO basis, the Pension Plan was funded at 91% at December 31, 2014 (2013 – 96%). On a PBO basis, the Pension Plan was funded at 84% at December 31, 2014 (2013 – 87%). The ABO differs from the PBO in that the ABO includes no assumption about future compensation levels.

Components of Net Periodic Benefit Costs

The following table provides the components of the net periodic benefit costs for the years ended December 31, 2014 and 2013 for the Pension Plan:

Year ended December 31 (millions of Canadian dollars)	2014	2013
Current service cost, net of employee contributions	110	141
Interest cost	312	278
Expected return on plan assets, net of expenses	(369)	(309)
Actuarial loss amortization	103	175
Prior service cost amortization	2	2

Net periodic benefit costs	158	287

Charged to results of operations[1]	81	72

[1]	The Company follows the cash basis of accounting consistent with the inclusion of pension costs in OEB-approved rates. During the year ended December 31, 2014, pension costs of $174 million (2013 – $160 million) were attributed to labour, of which $81 million (2013 – $72 million) was charged to operations, and $93 million (2013 – $88 million) was capitalized as part of the cost of property, plant and equipment and intangible assets.

The following table provides the components of the net periodic benefit costs for the years ended December 31, 2014 and 2013 for the post-retirement and post-employment benefit plans:

Year ended December 31 (millions of Canadian dollars)	2014	2013
Current service cost, net of employee contributions	41	40
Interest cost	73	63
Actuarial loss amortization	18	27
Prior service cost amortization	2	3

Net periodic benefit costs	134	133

Charged to results of operations	62	58

Assumptions

The measurement of the obligations of the Plans and the costs of providing benefits under the Plans involves various factors, including the development of valuation assumptions and accounting policy elections. When developing the required assumptions, the Company considers historical information as well as future expectations. The measurement of benefit obligations and costs is impacted by several assumptions including the discount rate applied to benefit obligations, the long-term expected rate of return on plan assets, Hydro One’s expected level of contributions to the Plans, the incidence of mortality, the expected remaining service period of plan participants, the level of compensation and rate of compensation increases, employee age, length of service, and the anticipated rate of increase of health care costs, among other factors. The impact of changes in assumptions used to measure the obligations of the Plans is generally recognized over the expected average remaining service period of the plan participants. In selecting the expected rate of return on plan assets, Hydro One considers historical economic indicators that impact asset returns, as well as expectations regarding future long-term capital market performance, weighted by target asset class allocations. In general, equity securities, real estate and private equity investments are forecasted to have higher returns than fixed-income securities.

The following weighted average assumptions were used to determine the benefit obligations at December 31, 2014 and 2013:

	Pension Benefits		Post-Retirement and Post-Employment Benefits
Year ended December 31	2014	2013	2014	2013
Significant assumptions:
Weighted average discount rate	4.00%	4.75%	4.00%	4.75%
Rate of compensation scale escalation (without merit)	2.50%	2.50%	2.50%	2.50%
Rate of cost of living increase	2.00%	2.00%	2.00%	2.00%
Rate of increase in health care cost trends[1]	—	—	4.36%	4.39%

[1]	6.52% per annum in 2015, grading down to 4.36% per annum in and after 2031 (2013 – 6.81% in 2014, grading down to 4.39% per annum in and after 2031)

The following weighted average assumptions were used to determine the net periodic benefit costs for the years ended December 31, 2014 and 2013. Assumptions used to determine current year-end benefit obligations are the assumptions used to estimate the subsequent year’s net periodic benefit costs.

Year ended December 31	2014	2013
Pension Benefits:
Weighted average expected rate of return on plan assets	6.50%	6.25%
Weighted average discount rate	4.75%	4.25%
Rate of compensation scale escalation (without merit)	2.50%	2.50%
Rate of cost of living increase	2.00%	2.00%
Average remaining service life of employees (years)	11	11

Post-Retirement and Post-Employment Benefits:
Weighted average discount rate	4.75%	4.25%
Rate of compensation scale escalation (without merit)	2.50%	2.50%
Rate of cost of living increase	2.00%	2.00%
Average remaining service life of employees (years)	12	12
Rate of increase in health care cost trends[1]	4.39%	4.39%

[1]	6.81% per annum in 2014, grading down to 4.39% per annum in and after 2031 (2013 – 6.91% in 2013, grading down to 4.39% per annum in and after 2031)

The discount rate used to determine the current year pension obligation and the subsequent year’s net periodic benefit costs is based on a yield curve approach. Under the yield curve approach, expected future benefit payments for each plan are discounted by a rate on a third party bond yield curve corresponding to each duration. The yield curve is based on “AA” long-term corporate bonds. A single discount rate is calculated that would yield the same present value as the sum of the discounted cash flows.

The effect of a 1% change in health care cost trends on the projected benefit obligation for the post-retirement and post-employment benefits at December 31, 2014 and 2013 is as follows:

December 31 (millions of Canadian dollars)	2014	2013
Projected benefit obligation:
Effect of a 1% increase in health care cost trends	248	258
Effect of a 1% decrease in health care cost trends	(193)	(200)

The effect of a 1% change in health care cost trends on the service cost and interest cost for the post-retirement and post-employment benefits for the years ended December 31, 2014 and 2013 is as follows:

Year ended December 31 (millions of Canadian dollars)	2014	2013
Service cost and interest cost:
Effect of a 1% increase in health care cost trends	23	21
Effect of a 1% decrease in health care cost trends	(17)	(16)

The following approximate life expectancies were used in the mortality assumptions to determine the projected benefit obligations for the pension and post-retirement and post-employment plans at December 31, 2014 and 2013:

December 31, 2014				December 31, 2013
Life expectancy at 65 for a member currently at				Life expectancy at 65 for a member currently at
Age 65		Age 45		Age 65		Age 45
Male	Female	Male	Female	Male	Female	Male	Female
23	25	24	26	23	25	24	26

Estimated Future Benefit Payments

At December 31, 2014, estimated future benefit payments to the participants of the Plans were:

(millions of Canadian dollars)	Pension Benefits	Post-Retirement and Post-Employment Benefits
2015	305	50
2016	316	52
2017	328	54
2018	339	56
2019	350	59
2020 through to 2024	1,889	332

Total estimated future benefit payments through to 2024	3,527	603

Components of Regulatory Assets

A portion of actuarial gains and losses and prior service costs is recorded within regulatory assets on Hydro One’s Consolidated Balance Sheets to reflect the expected regulatory inclusion of these amounts in future rates, which would otherwise be recorded in OCI. The following table provides the actuarial gains and losses and prior service costs recorded within regulatory assets:

Year ended December 31 (millions of Canadian dollars)	2014	2013
Pension Benefits:
Actuarial loss (gain) for the year	511	(619)
Actuarial loss amortization	(103)	(175)
Prior service cost amortization	(2)	(2)

	406	(796)

Post-Retirement and Post-Employment Benefits:
Actuarial loss (gain) for the year	(18)	13
Actuarial loss amortization	(18)	(27)
Prior service cost amortization	(2)	(3)

	(38)	(17)

The following table provides the components of regulatory assets that have not been recognized as components of net periodic benefit costs for the years ended December 31, 2014 and 2013:

Year ended December 31 (millions of Canadian dollars)	2014	2013
Pension Benefits:
Prior service cost	2	3
Actuarial loss	1,234	842

	1,236	845

Post-Retirement and Post-Employment Benefits:
Prior service cost	—	2
Actuarial loss	273	306

	273	308

The following table provides the components of regulatory assets at December 31 that are expected to be amortized as components of net periodic benefit costs in the following year:

	Pension Benefits		Post-Retirement and Post-Employment Benefits
December 31 (millions of Canadian dollars)	2014	2013	2014	2013
Prior service cost	2	2	—	2
Actuarial loss	119	103	10	15

	121	105	10	17

Pension Plan Assets

Investment Strategy

On a regular basis, Hydro One evaluates its investment strategy to ensure that Pension Plan assets will be sufficient to pay Pension Plan benefits when due. As part of this ongoing evaluation, Hydro One may make changes to its targeted asset allocation and investment strategy. The Pension Plan is managed at a net asset level. The main objective of the Pension Plan is to sustain a certain level of net assets in order to meet the pension obligations of the Company. The Pension Plan fulfills its primary objective by adhering to specific investment policies outlined in its Summary of Investment Policies and Procedures (SIPP), which is reviewed and approved by the Audit, Finance and Pension Investment Committee of Hydro One’s Board of Directors. The Company manages net assets by engaging knowledgeable external investment managers who are charged with the responsibility of investing existing funds and new funds (current year’s employee and employer contributions) in accordance with the approved SIPP. The performance of the managers is monitored through a governance structure. Increases in net assets are a direct result of investment income generated by investments held by the Pension Plan and contributions to the Pension Plan by eligible employees and by the Company. The main use of net assets is for benefit payments to eligible Pension Plan members.

Pension Plan Asset Mix

At December 31, 2014, the Pension Plan target asset allocations and weighted average asset allocations were as follows:

	Target Allocation (%)	Pension Plan Assets (%)
Equity securities	60.0	60.9
Debt securities	35.0	35.9
Other[1]	5.0	3.2

	100.0	100.0

[1]	Other investments include real estate and infrastructure investments.

At December 31, 2014, the Pension Plan held no Hydro One corporate bonds (2013 – $15 million) and $340 million of debt securities of the Province (2013 – $217 million).

Concentrations of Credit Risk

Hydro One evaluated its Pension Plan’s asset portfolio for the existence of significant concentrations of credit risk as at December 31, 2014 and 2013. Concentrations that were evaluated include, but are not limited to, investment concentrations in a single entity, concentrations in a type of industry, and concentrations in individual funds. At December 31, 2014 and 2013, there were no significant concentrations (defined as greater than 10% of plan assets) of risk in the Pension Plan’s assets.

The Pension Plan manages its counterparty credit risk with respect to bonds by investing in investment-grade and government bonds and with respect to derivative instruments by transacting only with financial institutions rated at least “A+” by Standard and Poor’s Rating Services Inc., DBRS Limited, and Fitch Ratings Inc., and “A1” by Moody’s Investors Service Inc., and also by utilizing exposure limits to each counterparty and ensuring that exposure is diversified across counterparties. The risk of default on transactions in listed securities is considered minimal, as the trade will fail if either party to the transaction does not meet its obligation.

Fair Value Measurements

The following tables present the Pension Plan assets measured and recorded at fair value on a recurring basis and their level within the fair value hierarchy at December 31, 2014 and 2013:

December 31, 2014 (millions of Canadian dollars)	Level 1	Level 2	Level 3	Total
Pooled funds	—	18	142	160
Cash and cash equivalents	166	—	—	166
Short-term securities	—	176	—	176
Real estate	—	—	2	2
Corporate shares – Canadian	1,008	—	—	1,008
Corporate shares – Foreign	2,766	—	—	2,766
Bonds and debentures – Canadian	—	1,799	—	1,799
Bonds and debentures – Foreign	—	211	—	211

Total fair value of plan assets[1]	3,940	2,204	144	6,288

[1]	At December 31, 2014, the total fair value of Pension Plan assets excludes $18 million of interest and dividends receivable, and $7 million relating to accruals for pension administration expense.

December 31, 2013 (millions of Canadian dollars)	Level 1	Level 2	Level 3	Total
Pooled funds	1	16	117	134
Cash and cash equivalents	150	—	—	150
Short-term securities	—	180	—	180
Real estate	—	—	2	2
Corporate shares – Canadian	943	—	—	943
Corporate shares – Foreign	2,708	—	—	2,708
Bonds and debentures – Canadian	—	1,416	—	1,416
Bonds and debentures – Foreign	—	186	—	186

Total fair value of plan assets[1]	3,802	1,798	119	5,719

[1]	At December 31, 2013, the total fair value of Pension Plan assets excludes $19 million of interest and dividends receivable, and $7 million relating to accruals for pension administration expense.

See Note 13 – Fair Value of Financial Instruments and Risk Management for a description of levels within the fair value hierarchy.

Changes in the Fair Value of Financial Instruments Classified in Level 3

The following table summarizes the changes in fair value of financial instruments classified in Level 3 for the years ended December 31, 2014 and 2013. The Pension Plan classifies financial instruments as Level 3 when the fair value is measured based on at least one significant input that is not observable in the markets or due to lack of liquidity in certain markets. The gains and losses presented in the table below may include changes in fair value based on both observable and unobservable inputs.

Year ended December 31 (millions of Canadian dollars)	2014	2013
Fair value, beginning of year	119	106
Realized and unrealized gains	30	23
Purchases	23	—
Sales and disbursements	(28)	(10)

Fair value, end of year	144	119

There were no significant transfers between any of the fair value levels during the years ended December 31, 2014 and 2013.

The Company performs sensitivity analysis for fair value measurements classified in Level 3, substituting the unobservable inputs with one or more reasonably possible alternative assumptions. These sensitivity analyses resulted in negligible changes in the fair value of financial instruments classified in this level.

Valuation Techniques Used to Determine Fair Value

Pooled Funds

The pooled fund category mainly consists of private equity and infrastructure investments. Private equity investments represent private equity funds that invest in operating companies that are not publicly traded on a stock exchange. Investment strategies in private equity include limited partnerships in businesses that are characterized by high internal growth and operational efficiencies, venture capital, leveraged buyouts and special situations such as distressed investments. Infrastructure investments represent infrastructure funds that invest in real assets which are not publicly traded on a stock exchange. Investment strategies in infrastructure include limited partnerships in core infrastructure assets focusing on assets that generate stable, long-term cash flows and deliver incremental returns relative to conventional fixed-income investments. Private equity and infrastructure valuations are reported by the fund manager and are based on the valuation of the underlying investments which includes inputs such as cost, operating results, discounted future cash flows and market-based comparable data. Since these valuation inputs are not highly observable, private equity and infrastructure investments have been categorized as Level 3 within pooled funds.

Cash Equivalents

Demand cash deposits held with banks and cash held by the investment managers are considered cash equivalents and are included in the fair value measurements hierarchy as Level 1.

Short-Term Securities

Short-term securities are valued at cost plus accrued interest, which approximates fair value due to their short-term nature. Short-term securities have been categorized as Level 2.

Real Estate

Real estate investments represent private equity investments in holding companies that invest in real estate properties. The investments in the holding companies are valued using net asset values reported by the fund manager. Real estate investments are categorized as Level 3.

Corporate Shares

Corporate shares are valued based on quoted prices in active markets and are categorized as Level 1. Investments denominated in foreign currencies are translated into Canadian currency at year-end rates of exchange.

Bonds and Debentures

Bonds and debentures are presented at published closing trade quotations, and are categorized as Level 2.